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Proxy Statement Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                 )

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Filed by a Party other than the Registrant ☐

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Cowen Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2014

Dear Fellow Stockholder:

        You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Cowen Group, Inc. to be held on June 3, 2014, at 10:00 a.m., Eastern Daylight Time, at 599 Lexington Avenue, 20th Floor, New York, New York 10022. The information regarding matters to be voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to read the accompanying proxy statement and vote your shares as soon as possible. The proxy card contains instructions on how to cast your vote.

Sincerely,

Peter A. Cohen
Chairman and Chief Executive Officer

Notice of 2014 Annual Meeting of Stockholders

Date:	Tuesday, June 3, 2014
Time:	10:00 a.m., Eastern Daylight Time
Place:	599 Lexington Avenue, New York, NY 10022

Purpose:

  1.
  To elect eight members to the Board of Directors of Cowen Group, Inc., each for a one-year term.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Cowen Group, Inc. for the fiscal year ending December 31, 2014.

  3.
  To conduct an advisory vote to approve the compensation of the named executive officers disclosed in the attached proxy statement ("say-on-pay" vote).

  4.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:	April 17, 2014—You are eligible to vote if you were a stockholder of record on this date.
Inspection of List of Stockholders of Record:	A list of the stockholders of record as of April 17, 2014 will be available for inspection during ordinary business hours at our offices, 599 Lexington Avenue, New York, New York 10022, from May 22, 2014 to June 2, 2014, as well as at the Annual Meeting.

By Order of the Board of Directors

Owen S. Littman Secretary

April 30, 2014

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders to Be Held on June 3, 2014. The Proxy Statement and Annual Report to security holders are also available at www.cowen.com/annualreports.html

YOUR VOTE IS IMPORTANT!

        Whether or not you plan to attend the meeting, please submit your proxy card or voting instructions promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Proxy Statement

PROXY STATEMENT
2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2014

        The Board of Directors of Cowen Group, Inc., Cowen Group or the Company, is soliciting proxies for use at the annual meeting of stockholders to be held on June 3, 2014 at 599 Lexington Avenue, 20th Floor, New York, New York, and at any adjournment or postponement of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about May 9, 2014.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

        At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of directors, the ratification of the selection of our independent registered public accounting firm for 2014 and an advisory vote to approve the compensation of our named executive officers. Also, management will report on matters of current interest to our stockholders and respond to questions from our stockholders.

Who is entitled to vote at the meeting?

        The Board has set April 17, 2014 as the record date for the annual meeting. If you were a stockholder of record at the close of business on April 17, 2014, you are entitled to vote at the meeting. As of the record date, 115,383,545 shares of Class A common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

        Holders of our Class A common stock are entitled to one vote per share. There are currently no shares of our non-voting Class B common stock outstanding. Therefore, a total of 115,383,545 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

        In accordance with our bylaws, shares equal to a majority of our capital stock issued and outstanding and entitled to vote as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

  •
  you are present and vote in person at the meeting; or

  •
  you have properly and timely submitted your proxy as described below under "How do I submit my proxy?"

What is a proxy?

        A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Two of our officers, Peter A. Cohen, our Chairman and Chief Executive Officer, and Owen S. Littman, our General Counsel and Secretary, have been designated as proxies for our 2014 annual meeting of stockholders.

What is a proxy statement?

        A proxy statement is a document that we are required to give you, in accordance with regulations promulgated by the Securities and Exchange Commission, or the SEC, when we ask you to designate proxies to vote your shares of Cowen Group, Inc. Class A common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations promulgated by the SEC and rules of the NASDAQ Stock Market.

What is the difference between a stockholder of record and a "street name" holder?

        If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other custodian, then the broker, bank, trust or other custodian is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of those shares. In the latter case, your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other custodian how to vote their shares using the method described below under "How do I submit my proxy?"

How do I submit my proxy?

        If you are a stockholder of record or if you hold restricted stock, you can submit a proxy to be voted at the meeting in any of the following ways:

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  electronically, using the Internet;

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  over the telephone by calling a toll-free number; or

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  by completing, signing and mailing the enclosed proxy card.

        If you hold your shares in street name, you can vote your shares in the manner prescribed by your broker, bank, trust or other custodian. Your broker, bank, trust company or other custodian has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust company or other custodian how to vote your shares.

What does it mean if I receive more than one set of proxy materials?

        If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive

Can I vote my shares in person at the meeting?

        If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.

        If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other custodian giving you the right to vote the shares at the meeting.

How does the Board recommend that I vote?

        The Board of Directors recommends a vote:

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  FOR all of the nominees for director; and

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  FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. for the year ending December 31, 2014; and

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  FOR the approval (on a non-binding, advisory basis) of the compensation of our named executive officers as disclosed in this proxy statement.

What if I do not specify how I want my shares voted?

        If you are a stockholder of record or a holder of restricted stock and you submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular manner, we will vote your shares:

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  FOR all of the nominees for director; and

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  FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. for the year ending December 31, 2014; and

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  FOR the approval (on a non-binding, advisory basis) of the compensation of our named executive officers as disclosed in this proxy statement.

        Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other custodian how to vote, on all matters before the annual meeting. If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be "uninstructed." New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. These rules generally permit member brokers to exercise voting discretion with respect to uninstructed shares only on certain routine matters, including the ratification of the selection of a company's independent registered public accounting firm, however, changes in regulation were made to take away the ability of your bank, broker or other record holder to vote your uninstructed shares in the election of directors on a discretionary basis. The rules do not permit member brokers to exercise voting discretion with respect to the election of directors or the advisory vote to approve the compensation of our named executive officers. Therefore, member brokers may not vote uninstructed shares on the election of directors or the advisory vote to approve the compensation of our named executive officers. An uninstructed share that is not voted by a broker, bank or other custodian is sometimes referred to as a "broker non-vote." A broker non-vote will not have any effect on the approval or rejection of the proposal. For more information regarding the effect of broker non-votes on the outcome of the vote, see below under "How are votes counted?"

Can I change or revoke my vote after submitting my proxy?

        Yes. If you are a record holder or a holder of restricted stock, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

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  by submitting a later-dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;

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  by submitting a later-dated proxy to the corporate secretary of the Company, which must be received by us before the time of the annual meeting;

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  by sending a written notice of revocation to the corporate secretary of the Company, which must be received by us before the time of the annual meeting; or

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  by voting in person at the meeting.

        If you are a street name holder, please refer to the voting instructions provided to you by your broker, bank, trust or other custodian.

What vote is required to approve each item of business included in the notice of meeting?

Proposal 1: Election of Directors	The eight nominees for director will be elected by an affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 2: Ratification of the Selection of Our Independent Public Accountant
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 3: Advisory Vote on Executive Compensation	If the advisory vote on the compensation of our named executive officers included in this proxy statement receives more votes "for" than "against," then it will be deemed to be approved.

        The advisory vote on the compensation of our named executive officers is not binding on the Company, the Board, or the Compensation Committee, but we intend to consider the results of the vote when establishing the compensation of our named executive officers in future years.

How are votes counted?

        You may either vote "FOR" or "WITHHOLD" authority to vote for each director nominee. You may vote "FOR," "AGAINST" or "ABSTAIN" on the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2014 and the advisory vote on the compensation of our named executive officers. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on the other proposals, your shares will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present in person or by proxy at the Annual Meeting with respect to a proposal, and, therefore, will have the effect of votes against the proposal. If you do not submit your proxy or voting instructions and also do not vote by ballot at the annual meeting, your shares will not be counted as present at the meeting for the purpose of determining either (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present in person or by proxy at the Annual Meeting with respect to a proposal unless you hold your shares in street name and the broker, bank, trust or other custodian has discretion to vote your shares and does so. For the avoidance of doubt, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will have no effect on the outcome of the vote for any proposal. For more information regarding discretionary voting, see the information above under "What if I do not specify how I want my shares voted?"

What constitutes a quorum for the meeting?

        Under Delaware law and the Company's by-laws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as any number of stockholders, together holding at least a majority of the capital stock of the Company issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at the Annual Meeting.

Will my vote be kept confidential?

        Yes. We have procedures to ensure that, regardless of whether you vote by Internet, telephone, mail or in person:

  •
  all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except as disclosure may be required by federal or state law or expressly permitted by a stockholder; and

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  voting tabulations are performed by an independent third party.

How can I attend the meeting?

        All of our stockholders are invited to attend the annual meeting. You may be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage statement or letter from your broker, bank, trust or other custodian proving ownership of the shares on April 17, 2014, the record date, are examples of proof of ownership.

        To help us plan for the meeting, please let us know whether you expect to attend, by responding affirmatively when prompted during Internet or telephone voting or by marking the attendance box on the proxy card.

Who pays for the cost of proxy preparation and solicitation?

        Cowen Group, Inc. pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks, trusts or other custodians for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

ITEM 1—ELECTION OF DIRECTORS

        Peter A. Cohen, Katherine Elizabeth Dietze, Steven Kotler, Jerome S. Markowitz, Jack H. Nusbaum, Jeffrey M. Solomon, Thomas W. Strauss and Joseph R. Wright have been nominated for re-election to the Board to serve until our 2015 annual meeting of shareholders or until their successors are elected and qualified. Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our Board of Directors.

        If all director nominees are elected at our Annual Meeting, the Board will consist of eight directors.

        The Board of Directors recommends a vote FOR the election of the director nominees. Proxies will be voted FOR the election of the nominees unless otherwise specified.

        Each nominee to our Board of Directors brings unique capabilities to the Board. The Board believes that the nominees as a group have the experience and skills in areas such as business management, strategic development, corporate governance, leadership development, asset management, investment banking, finance and risk management and other relevant experience required to build a Board that is effective and responsive to the needs of the Company. In addition, the Board believes that each of our directors possesses sound judgment, integrity, high standards of ethics and a commitment to representing the long-term interests of our shareholders.

        Set forth below is biographical information for each of the nominees for election as director and for the directors who will not stand for reelection. All ages are as of April 17, 2014.

        Peter A. Cohen.    Age 67. Mr. Cohen serves as Chairman of the Company's Board of Directors and Chief Executive Officer of Cowen Group and serves as a member of the Management and Operating Committees of Cowen Group since November 2009. Mr. Cohen is a founding principal of the entity that owned the Ramius business prior to the combination of Ramius and Cowen Holdings, Inc., or Cowen Holdings, in November 2009. From November 1992 to May 1994, Mr. Cohen was Vice Chairman and a director of Republic New York Corporation, as well as a member of its Executive Management Committee. Mr. Cohen was also Chairman of Republic's subsidiary, Republic New York Securities Corporation. Mr. Cohen was Chairman of the Board and Chief Executive Officer of Shearson Lehman Brothers from 1983 to 1990. Over his career, Mr. Cohen has served on a number of corporate, industry and philanthropic boards, including the New York Stock Exchange, The Federal Reserve International Capital Markets Advisory Committee, The Depository Trust Company, The American Express Company, Olivetti SpA, Telecom Italia SpA, Kroll, Inc. and L-3 Communications. He is presently a Trustee of Mount Sinai Medical Center, Vice Chairman of the Board of Directors of Scientific Games Corporation, a member of the Board of Directors of Chart Acquisition Corp. and a director of Safe Auto Insurance. Mr. Cohen provides the Board with extensive experience as a senior leader of large and diverse financial institutions, and, as Chief Executive Officer, he will be able to provide in-depth knowledge of the Company's business and affairs, management's perspective on those matters and an avenue of communication between the Board and senior management.

        Katherine Elizabeth Dietze.    Age 56. Ms. Dietze was appointed to our Board in June 2011 upon the completion of Cowen Group's acquisition of LaBranche & Co., Inc., or LaBranche. Ms. Dietze was a member of LaBranche's Board of Directors since January 2007. Ms. Dietze spent over 20 years in the financial services industry prior to her retirement in 2005. From 2003 to 2005, Ms. Dietze was Global Chief Operating Officer for the Investment Banking Division of Credit Suisse First Boston. From 1996 to 2003, she was a Managing Director in Credit Suisse First Boston's Telecommunications Group. Prior to that, Ms. Dietze was a Managing Director and Co-Head of the Telecommunications Group in Salomon Brothers Inc's Investment Banking Division. Ms. Dietze began her career at Merrill Lynch Money Markets after which she moved to Salomon Brothers Inc to work on money market products and later became a member of the Investment Banking Division. Ms. Dietze is a director, a member of the Audit Committee and Chair of the Finance Committee of Matthews International Corporation (MATW), a designer, manufacturer and marketer of memorialization products and brand solutions. Ms. Dietze is also a member of the Board of Trustees of Liberty Property Trust (LPT), a self-administered and self-managed Maryland real estate investment trust, which provides leasing, property management, development, acquisition, and other tenant-related services for a portfolio of industrial & office properties. At LPT, she serves on the Audit and Governance Committees. Ms. Dietze holds a B.A. from Brown University and an M.B.A. from Columbia Graduate School of Business. Ms. Dietze provides the Board with extensive experience in Investment Banking management and corporate governance expertise as a public company director.

        Steven Kotler.    Age 67. Mr. Kotler was elected to our Board on June 7, 2010. Mr. Kotler currently serves as Vice Chairman of the private equity firm Gilbert Global Equity Partners, which he joined in 2000. Prior to joining Gilbert Global, Mr. Kotler, for 25 years, was with the investment banking firm of Schroder & Co. and its predecessor firm, Wertheim & Co., where he served in various executive capacities including President & Chief Executive Officer, and Group Managing Director and Global Head of Investment and Merchant Banking. Mr. Kotler is a director of CPM Holdings, an international agricultural process equipment company; Co-Chairman of Birch Grove Capital, an asset management firm; and a Capital Partner of The Archstone Partnerships. Mr. Kotler is a member of the Council on Foreign Relations; and, from 1999-2002, was Council President of The Woodrow Wilson International Center for Scholars. Mr. Kotler has previously served as a Governor of the American Stock Exchange, The New York City Partnership and Chamber of Commerce's Infrastructure and Housing Task Force, The Board of Trustees of Columbia Preparatory School; and, the Board of Overseers of the California Institute of the Arts. Mr. Kotler also previously served as a director of Cowen Holdings from September 2006 until June 2007. Mr. Kotler provides the Board with extensive experience in leading an international financial institution and expertise in private equity.

        Jerome S. Markowitz.    Age 74. Mr. Markowitz is our Lead Independent Director and has served as a member of our Board since November 2009. Mr. Markowitz was a Senior Partner at Conifer Securities LLC, a boutique servicing the operational needs of investment managers, from 2006 through May 2011. From 1998 to 2006, Mr. Markowitz was actively involved in managing a private investment portfolio. Prior to 1998, Mr. Markowitz was Managing Director and a member of the executive committee at Montgomery Securities and was responsible for starting their private client, high yield, equity derivatives and prime brokerage divisions. Prior to joining Montgomery, Mr. Markowitz was a Managing Director of L.F. Rothschild's Institutional Equity Department. Mr. Markowitz is a director and serves on the investment committee of Market Axess Inc., and also formerly served on the advisory board of Thomas Weisel Partners Group, Inc. Mr. Markowitz provides the Board with extensive experience in asset management and investment banking, as well as experience as a public company director.

        Jack H. Nusbaum.    Age 73. Mr. Nusbaum has served as a member of our Board since November 2009. Mr. Nusbaum is a Senior Partner of the New York law firm of Willkie Farr & Gallagher LLP. Mr. Nusbaum served as the firm's Chairman from 1987 through 2009 and has been a partner in that firm for more than forty years. Willkie Farr & Gallagher LLP is outside counsel to Cowen Group. Mr. Nusbaum is also a director of W. R. Berkley Corporation. Mr. Nusbaum provides the Board with experience as senior management of an international law firm and provides extensive legal and corporate governance expertise.

        Jeffrey M. Solomon.    Age 48. Jeffrey Solomon is Chief Executive Officer of Cowen and Company, a Cowen Group company, and was appointed a director of Cowen Group in December 2011. Mr. Solomon serves as a member of the Management and Operating Committees of Cowen Group. Mr. Solomon is responsible for overseeing all of Cowen and Company's businesses, including Investment Banking, Capital Markets, Sales & Trading and Research. Previously, Mr. Solomon served as Cowen Group's Chief Operating Officer and Head of Investment Banking at Cowen and Company. Mr. Solomon joined Ramius, Cowen Group's investment management division, when it was founded in 1994 and was responsible for the development, management and oversight of a number of the investment strategies employed by Ramius. From 1991 to 1994, Mr. Solomon was at Republic New York Securities Corporation, the brokerage affiliate of Republic National Bank, now part of the HSBC Group, where he was the firm's Chief Administrative Officer. Prior to Republic, Mr. Solomon was in the Mergers and Acquisitions Group at Shearson Lehman Brothers. Currently, Mr. Solomon is a member of the Committee on Capital Markets Regulation and a co-chair of the Equity Capital Formation Task Force formed in June 2013. He is also on the Board of Directors of NuGo Nutrition, the manufacturer of NuGo Nutrition Bars. Mr. Solomon graduated from the University of Pennsylvania in 1988 with a B.A. in Economics. Mr. Solomon provides the board with institutional knowledge of all aspects of the Company's businesses.

        Thomas W. Strauss.    Age 71. Mr. Strauss is Vice Chairman of Cowen Group, Inc. and is the Chairman of Ramius LLC. Mr. Strauss was appointed a director of Cowen Group in December 2011. Mr. Strauss previously served as Chief Executive Officer and President of Ramius Alternative Investments since February 8, 2010 and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Strauss previously served as Chief Executive Officer and President of Ramius Alternative Solutions. Mr. Strauss is a founding principal of Ramius. From 1963 to 1991, Mr. Strauss was with Salomon Brothers Inc. where he was admitted as a General Partner in 1972 and was appointed to the Executive Committee in 1981. In 1986, he became President of Salomon Brothers and a Vice Chairman and member of the Board of Directors of Salomon Inc., the holding company of Salomon Brothers and Phibro Energy, Inc. In 1993, Mr. Strauss became Co-Chairman of Granite Capital International Group. Mr. Strauss is a former member of the Board of Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association, the Federal Reserve International Capital Markets Advisory Committee and the U.S. Japan Business-Council. He is a past President of the Association of Primary Dealers in U.S. Government Securities. Mr. Strauss currently serves on the Board of Trustees of the U.S.-Japan Foundation and is a member of the Board of Trustees and Executive Committee of Mount Sinai Medical Center and Mount Sinai-NYU Health System. Mr. Strauss provides the Board with extensive experience in both investment banking and asset management.

        Joseph R. Wright.    Age 75. Mr. Wright has served as a member of our Board since November 2009. Mr. Wright is Chairman and Chief Executive Officer of Chart Acquisition Corp. and serves as a senior advisor to Chart Capital Partners and the Comvest Group, is Chairman of the Investment Committee of the ClearSky Fund of NextEra and is Executive Chairman of the Board of MTN Satellite Communications. Prior to this, Mr. Wright was senior advisor of Providence Equity, LLC, CEO of Scientific Games Corporation, Chairman of Intelsat, CEO of PanAmSat and Chairman of GRC International—all who provided communication and other services to governments around the world. He was also Co-chairman of Baker & Taylor Holdings and EVP/Vice Chairman of W. R. Grace & Company. Mr. Wright was a member of President Reagan's Cabinet, was Director and Deputy Director of the White House Office of Management and Budget from 1982 to 1989 and was Deputy Secretary of the Department of Commerce from 1981 to 1982. He received the Distinguished Citizens Award from President Reagan in 1988. Mr. Wright provides the Board with significant senior management expertise as well as experience as a director of a public company. He also provides the Board with significant experience in public affairs.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        Our Board of Directors believes that good corporate governance is important to ensure that Cowen Group, Inc. is managed for the long-term benefit of its stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our Corporate Governance Guidelines, the charters of our Audit, Compensation, Nominating and Corporate Governance Committees and our Code of Ethics and Business Conduct are available on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY, 10022.

Corporate Governance Guidelines

        Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board's business, provide that:

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  the Board's goal is to oversee and direct management in building long-term value for the Company's stockholders;

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  a majority of the members of the Board shall be independent directors;

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  the independent directors shall meet regularly in executive session;

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  directors have access to management and, as appropriate, to the Company's outside advisors;

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  new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

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  at least annually, the Board and its committees conduct a self-evaluation to determine whether they are functioning effectively.

Director Independence

        Under applicable NASDAQ Stock Market rules, a director will only qualify as an "independent director" if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Our Board has determined that none of Ms. Dietze, nor Messrs. Kotler, Markowitz, Nusbaum or Wright currently has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

        Messrs. Cohen, Solomon and Strauss cannot be considered independent directors under NASDAQ Stock Market rules because Mr. Cohen is employed as our Chief Executive Officer, Mr. Solomon is employed as Chief Executive Officer of Cowen and Company, LLC, our broker-dealer subsidiary and Mr. Strauss is employed as our Vice Chairman and Chairman of Ramius LLC, our investment management subsidiary. Therefore, the Board of Directors has determined that five of our eight director nominees are independent.

Board Leadership Structure

        Mr. Cohen serves in the combined roles of chairman and chief executive officer. We believe that Mr. Cohen's combined service as chairman and chief executive officer provides the Company with (i) a unified strategic and operating focus, (ii) the benefit of clarity in the management structure of the organization, and (iii) consistency of communications to shareholders, customers, regulators and other constituencies. This structure also best assures that the leader of the organization is closely connected with both the Company's senior level managers and the Board and is therefore better able to appreciate and balance the perspectives of both groups. To establish a liaison between the non-management directors and the Chairman and CEO and thus facilitate effective communication between them, as well as to facilitate the deliberations of the non-management directors in executive session, the Board also appoints a lead director who is independent. This position is currently held by Mr. Markowitz.

Anti-Hedging Policy

        The Company has adopted an anti-hedging policy that prohibits the "short sale" of Company securities. The policy prohibits employees from trading in options, warrants, puts and calls or similar instruments on Company securities.

Director Stock Ownership Guidelines

        The Company adopted stock ownership guidelines in 2013 that require directors to hold Company stock or restricted stock units that have a value equal to at least three times the amount of annual fees paid to non-employee directors within the later of the adoption of the policy or five years of being appointed to the Board.

 The Board's Role in Risk Oversight

        It is management's responsibility to manage risk and bring to the Board of Directors' attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company and reviews the Company's enterprise risk management. Our Board's oversight of our risk management processes is effected primarily through our Audit Committee. Our Audit Committee periodically meets with senior executives responsible for risk oversight to review and discuss the material risks facing the Company, including operational, market, credit, liquidity, legal and regulatory risks, and to assess whether management has reasonable controls in place to address these risks. The Audit Committee is also responsible for ensuring that management has established processes and an enterprise risk management framework and governance structures designed to identify, bring to the Board's and/or the Audit Committee's attention, and appropriately manage, monitor, control and report exposures to the major risks affecting Cowen Group. In addition to the Audit Committee, the Compensation Committee separately reviews and discusses with management whether our compensation arrangements are consistent with effective controls and sound risk management. The Board evaluates the Company's risk profile on a quarterly basis.

Board Meetings and Attendance

        Our Board met eight times from January 1, 2013 through December 31, 2013. Each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he or she then served.

Director Attendance at Annual Meeting of Stockholders

        Our Corporate Governance Guidelines provide that directors are invited and encouraged to attend the annual meeting of stockholders. Messrs. Cohen, Markowitz, Solomon, Strauss and Wright attended the 2013 Annual Meeting of Stockholders.

Committees of the Board

        Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a charter that has been approved by our Board. Current copies of each committee's charter are posted on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY, 10022.

Audit Committee

        The Audit Committee's responsibilities include:

  •
  being directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

  •
  reviewing the performance of the independent registered public accounting firm and making the decision to replace or terminate the independent registered public accounting firm or the lead partner;

  •
  evaluating the independence of the registered public accounting firm;

  •
  reviewing and discussing with management and the independent registered public accounting firm and the head of the Company's internal audit department all critical accounting policies and practices;

  •
  reviewing the adequacy and effectiveness of the Company's accounting and internal control policies and procedures;

  •
  discussing our risk management policies;

  •
  reviewing and discussing with the independent registered public accounting firm the results of the year-end audit of the Company;

  •
  establishing and implementing policies and procedures for the Committee's review and approval or disapproval of proposed related party transactions; and

  •
  preparing the audit committee report required by SEC rules, which is included on page 41 of this proxy statement.

        The current members of our Audit Committee are Ms. Dietze (Chairperson), Mr. Kotler and Mr. Wright. Our Board of Directors has determined that Mr. Wright is an "audit committee financial expert" as defined by applicable SEC rules. Our Audit Committee met five times from January 1, 2013 through December 31, 2013.

Compensation Committee

        The Compensation Committee's responsibilities include:

  •
  annually reviewing the goals and objectives of the Company's executive compensation plans;

  •
  annually reviewing the Company's executive compensation plans in light of the Company's goals and objectives;

  •
  annually evaluating the CEO's and other executive officers' performance and determining and approving the CEO's and other executive officers' compensation level based on such evaluation;

  •
  overseeing and administering our equity and incentive compensation plans, with the oversight of the full Board of Directors;

  •
  annually reviewing the compensation process of the Company's equity research personnel to ensure compliance with applicable laws, rules and regulations;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis," which is included beginning on page 17 of this proxy statement; and

  •
  preparing the compensation and benefits committee report required by SEC rules, which begins on page 27 of this proxy statement.

        The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading "Director Compensation" on page 15 and in the Compensation Discussion and Analysis section beginning on page 17.

        The current members of our Compensation Committee are Messrs. Markowitz (Chairperson), Kotler and Wright.

        Our Compensation Committee met three times from January 1, 2013 through December 31, 2013.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee's responsibilities include:

  •
  assisting in identifying, recruiting and interviewing director candidates, including persons suggested by stockholders;

  •
  reviewing the background and qualifications of individuals being considered as director candidates;

  •
  recommending to the Board the director nominees for election;

  •
  annually reviewing with the Board the composition of the Board as a whole;

  •
  recommending to the Board the size and composition of each standing committee of the Board;

  •
  annually reviewing committee assignments and the policy with respect to the rotation of committee memberships and/or chairmanships;

  •
  making recommendations on the frequency and structure of Board meetings;

  •
  monitoring the functioning of the committees of the Board;

  •
  annually reviewing the Corporate Governance Guidelines and recommending any changes to the Board; and

  •
  overseeing the self-evaluation of the Board as a whole and the self-evaluation of each Board committee.

        The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading "Director Nomination Process" on page    of this proxy statement.

        The current members of our Nominating and Corporate Governance Committee are Mr. Kotler (Chairperson) and Ms. Dietze. Our Nominating and Corporate Governance Committee met two times from January 1, 2013 through December 31, 2013.

        Our Board has determined that all of the members of the Board's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent as defined under the rules of the NASDAQ Stock Market, and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, or the Exchange Act, as applicable.

Executive and Director Compensation Processes

        For a discussion of our process relating to executive officer compensation, please see "Compensation Discussion and Analysis" included elsewhere in this proxy statement.

        The Nominating and Corporate Governance Committee is responsible for periodically reviewing the level and form of compensation of our non-employee directors, including how such compensation compares to director compensation of companies of comparable size, industry and complexity, and for making recommendations to the Board with respect to such compensation. For a description of the annual compensation paid to each non-employee director, please see "Compensation Program for Non-Employee Directors" below.

        The Board has delegated to a New Hire Retention Award Committee limited authority to grant equity awards under our existing equity compensation plans. Mr. Cohen is the sole member of the New Hire Retention Award Committee. The New Hire Retention Award Committee may only grant equity awards in connection with the hiring of new employees, the retention of existing employees and in connection with significant promotions. The New Hire Retention Award Committee may not grant or modify awards to named executive officers or certain other senior employees. Subject to aggregate and individual share limitations established by the Board, the New Hire Retention Award Committee has the authority to determine the recipient of the award as well as the type and amount of the award.

 Director Nomination Process

        The process to be followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

        In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria set forth in the Committee's charter and in our Corporate Governance Guidelines. These criteria include the candidate's experience, skills, expertise, diversity, integrity, character, business judgment, time availability, dedication, age, conflicts of interest, reputation for honesty and ethical conduct, material relationships with the Company and independence from management and the Company. The Committee will not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Our Corporate Governance Guidelines require that if there is a significant change in a Director's primary job responsibilities, that director must notify the Board of Directors and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may recommend to the Board that the director tender his or her resignation. In addition, our Corporate Governance Guidelines require that any director attaining the age of 75 must annually tender his or her proposed retirement from the Board, and the Nominating and Corporate Governance Committee shall recommend to the Board whether it should accept such proposed retirement or request that the director continue to serve on the Board. The Nominating and Corporate Governance Committee recommended that Mr. Wright continue to serve on the Board following his reaching the age of 75. The Board approved this recommendation.

        Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting to the Nominating and Corporate Governance Committee the proposed director's name, age, business address, principal occupation and principal qualifications. The stockholder making the recommendation must include a statement as to the amount of shares beneficially owned by the stockholder and a statement as to whether the proposed director has consented to serve as a director if elected. Stockholders should send all notices to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cowen Group, Inc., 599 Lexington Avenue, New York, NY, 10022. Stockholders may make recommendations at any time, but recommendations for consideration as nominees at the next annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date that the proxy statement was first mailed to stockholders in connection with the previous year's annual meeting. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process, and applying the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company's proxy card for the next annual meeting.

        Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth under "Procedures for Nominating Director Candidates."

 Procedures for Nominating Director Candidates

        Stockholders may directly nominate a person for election to our Board by complying with the procedures set forth in Article III, Section 3 of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice to our Corporate Secretary delivered to or mailed and received at our principal executive offices at 599 Lexington Avenue, New York, NY, 10022, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year's annual meeting of stockholders. Your notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of Cowen Group, Inc. owned beneficially or of record by the nominee, and (iv) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Procedures for Contacting the Board of Directors

        Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board of Directors, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

        Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to our Board should address such communications to Board of Directors, c/o Corporate Secretary, Cowen Group, Inc., 599 Lexington Avenue, New York, NY, 10022.

Code of Business Conduct and Ethics

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.cowen.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code. You may also request a copy of the code by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY 10022.

 Director Compensation

        The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2013.

Director Compensation Table

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total
Katherine Elizabeth Dietze	75,000	75,001	150,001
Steven Kotler	77,500	77,501	155,001
Jerome S. Markowitz(2)	—	155,001	155,001
Jack H. Nusbaum(2)	—	150,001	150,001
John E. Toffolon, Jr.(3)	80,000	80,002	160,002
Joseph R. Wright(2)	—	150,001	150,001

(1)
Represents the aggregate grant date fair value calculated in accordance with generally accepted accounting principles, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to awards made, refer to the Company's Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2013, as filed with the SEC.

(2)
In 2013, Messrs. Markowitz, Nusbaum and Wright elected to receive 100% of their director compensation in restricted stock units ("RSUs"). Please see "Narrative Disclosure Relating to Director Compensation Table" below for additional information regarding non-employee director compensation in 2013.

(3)
John E. Toffolon, Jr., the former Chairman of the Audit Committee, resigned from the Board of Directors on March 15, 2014.

Narrative Disclosure Relating to Director Compensation Table

        In 2013, each of our Directors received annual compensation of $150,000. The Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee received additional compensation of $5,000 per annum and the Chairman of the Audit Committee received additional compensation of $10,000 per annum. For 2013, a minimum of 50% of director's compensation was paid in the form of restricted stock units ("RSUs"). In addition, each director was entitled to elect to receive any amount in excess of 50% of 2013 compensation in the form of RSUs. The RSUs were valued using the volume-weighted average price for the quarter ended March 31, 2013. RSUs are vested and not subject to forfeiture; however, except in the event of death, the underlying shares of Cowen Group, Inc. Class A common stock will not be delivered to the holder for at least one year from the date of grant. These equity awards are intended to further align the interests of our Directors with those of our stockholders. Directors who also are employed as executive officers of the Company receive no additional Director compensation. In 2014, the Board approved additional compensation of $50,000 for our Lead Director and increased the compensation of our Audit Committee Chair by $15,000 to $25,000 per annum for the 2014 calendar year.

        In 2013, the Company adopted stock ownership guidelines that require each non-employee director to hold Company stock or RSUs that have a value equal to at least three times the amount of annual fees they receive (excluding committee chair fees) within the later of the adoption of the policy or five years of being appointed to the Board.

 EXECUTIVE OFFICERS OF THE COMPANY

        Biographies of the current executive officers of the Company are set forth below, excluding Messrs. Cohen's, Solomon's and Strauss' biographies, which are included under "Directors of the Company" above. Each executive officer serves at the discretion of the Board of Directors.

        John Holmes.    Age 50. Mr. Holmes serves as Chief Administrative Officer of Cowen Group and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Holmes was appointed an executive officer of the Company in May 2013. Previously, Mr. Holmes was the Head of Technology and Operations at Cowen Group following the merger between Cowen and Company and Ramius. Mr. Holmes joined Ramius in June 2006 as Global Head of Operations. Prior to joining Ramius, Mr. Holmes was Global Head of the Equity Product Team at Bank of America Securities. Mr. Holmes has also held senior operations management positions at Deutsche Bank, Credit Lyonnais and Kidder Peabody. His experience includes treasury, foreign exchange, equity, fixed income & derivative operations. Mr. Holmes is NASD licensed as a General Securities Representative, General Securities Principal and a Financial & Operations Principal.

        Stephen A. Lasota.    Age 51. Mr. Lasota serves as Chief Financial Officer of Cowen Group and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Lasota was appointed Chief Financial Officer in November 2009. Prior to the consummation of the business combination of Cowen Holdings and Ramius in November 2009, Mr. Lasota was the Chief Financial Officer of Ramius LLC and a Managing Director of the Company. Mr. Lasota began working at Ramius in November 2004 as the Director of Tax and was appointed Chief Financial Officer in May 2007. Prior to joining Ramius, Mr. Lasota was a Senior Manager at PricewaterhouseCoopers LLP. Mr. Lasota has been working in the accounting industry for over twenty years and is a Certified Public Accountant.

        Owen S. Littman.    Age 41. Mr. Littman serves as General Counsel and Secretary of Cowen Group and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Littman was appointed General Counsel and Secretary in July 2010. Following the consummation of the business combination of Cowen Holdings and Ramius in November 2009, Mr. Littman was appointed Deputy General Counsel, Assistant Secretary and Managing Director of Cowen Group and General Counsel and Secretary of Ramius LLC. Mr. Littman began working at Ramius in October 2005 as its senior transactional attorney and was appointed General Counsel in February 2009. Prior to joining Ramius, Mr. Littman was an associate in the Business and Finance Department of Morgan, Lewis & Bockius LLP.

        Michael Singer.    Age 48. Mr. Singer is the Chief Executive Officer and President of Ramius, a position he has held since joining the Company in December 2012 and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Singer was appointed an executive officer of the Company in May 2013. Prior to joining Ramius, Michael Singer most recently served as Head of Alternative Investments at Third Avenue Management. Before that, Mr. Singer was Co-President of Ivy Asset Management, a Fund of Hedge Funds business with over $14 billion in assets. At Ivy, Mr. Singer established the firm's strategic plan and ran the day to day activities. Mr. Singer began his career at Weiss, Peck & Greer where he spent nine years and served as Senior Managing Director and Executive Committee Member overseeing day to day operations, new product development, client relationship management, hedge fund sales and risk functions.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        Our "named executive officers" for 2013 consist of the following individuals:

  •
  Peter A. Cohen, who serves as our Chairman, Chief Executive Officer and President;

  •
  Stephen A. Lasota, who serves as our Chief Financial Officer;

  •
  John Holmes, who serves as our Chief Administrative Officer;

  •
  Owen S. Littman, who serves as our General Counsel and Secretary; and

  •
  Jeffrey M. Solomon, who serves as Chief Executive Officer of Cowen and Company.

Executive Summary

        2013 marked our first profitable year since the Cowen/Ramius business combination in 2009. We realized improved operating leverage throughout the year as we reported new quarterly revenue highs. Cowen and Company solidified its position as a leader in equity underwritings and middle market debt financing in our core sectors. Ramius successfully grew net assets under management by $1.4 billion in 2013. The following improvements in operating performance during 2013 (which are presented on an Economic Income basis) were considered important factors by the Compensation Committee when evaluating executive compensation, particularly the compensation paid to Mr. Cohen, the Chief Executive Officer of Cowen Group and Jeffrey Solomon, the Chief Executive Officer of Cowen and Company:

  •
  Economic income was $6.5 million in 2013, compared to an economic loss of $17.6 million in 2012.

  •
  Total revenue in 2013 was the highest since the Cowen/Ramius business combination in 2009. For the full year, total revenue was up 19% at $344.5 million, compared to $288.6 million in 2012.

  •
  The broker-dealer segment revenue increased to $234.4 million, up 33% from 2012.

  •
  Investment banking revenue increased 47% to $105.3 million in 2013.

  •
  For the full year 2013, incentive income was $21.9 million, a 44% increase over 2012.

  •
  For the full year 2013, the compensation to economic income revenue ratio improved to 59% from the 2012 compensation to economic income revenue ratio of 65%.

  •
  Stock price performance increased 59.6% in 2013 from 2012.

        Refer to the Company's Segment Reporting Note it its financial statements included in its Form 10-K for 2013, as filed with the SEC, for reconciliations of the non-GAAP financial measures above to their most directly comparable GAAP measures.

 Key Features of Our Executive Compensation Program

What We Do	What We Don't Do

•

We pay for performance

•

We consider peer groups in establishing compensation

•

Meaningful annual equity awards granted in lieu of—not in addition to—annual cash incentives

•

We have implemented stock ownership guidelines for our directors.

•

We have double-trigger equity vesting in the event of a change-in-control

•

We require our named executive officers to comply with reasonable restrictive covenants

•

We seek to maintain a conservative compensation risk profile

•

The Compensation Committee retains an independent compensation consultant

•

We have an anti-hedging policy, and during 2013, all named executive officers were in compliance with this policy

•

We do not pay dividend equivalents on unvested restricted stock units

•

We do not pay tax gross-ups on our limited perquisites

•

We do not provide "single-trigger" equity vesting in the event of a change-in-control

•

We do not provide golden parachute excise tax gross-ups

•

We do not provide guaranteed base salary increases, and we did not increase the base salaries of our named executive officers in 2013

Compensation Philosophy and Objectives

        Our compensation programs, including compensation of our named executive officers, are designed to achieve three objectives:

  •
  Pay for Performance.  A significant portion of the total compensation paid to each named executive officer is variable. The amount of compensation paid is determined based on: (i) the performance of the Company on an absolute basis through a comparison of our results to competitor firms; (ii) the Company's improved operating leverage throughout the year as we reported new quarterly revenue highs. (iii) an evaluation of each executive officer's contribution to the Company; and (iv) his performance against individualized qualitative goals.

  •
  Align Executive Officers' Interests with Stockholders' Interests.  Our Compensation Committee reviews each executive officer's performance as well as the Company's financial results in the context of the market environment when determining year end performance-related compensation. Our Compensation Committee believes year-end performance-related compensation should be delivered in a combination of short-term and long-term instruments. We believe that deferred cash, equity and equity-related instruments align the interests of our executive officers with those of our stockholders and ensure that our employees are focused on the long-term performance of the Company. In connection with fiscal 2013 bonus payments, Mr. Cohen received a portion of his bonus in cash and a portion of his bonus in deferred equity. Subject to service-based vesting requirements, and Messrs. Lasota, Holmes, Littman and Solomon received a portion of their bonus in cash, a portion in deferred equity and a portion in deferred cash, in each case subject to service-based vesting requirements. In addition, pursuant to the terms of their employment agreements, Messrs. Holmes, Lasota, Littman and Solomon received long-term incentive award grants in the form of RSUs in 2013 The Compensation Committee believes that the payment of a significant portion of an employee's compensation in the form of equity and deferred cash properly aligns the employee's interests with those of the Company's stockholders and effectively mitigates any risks associated with the Company's compensation practices.

  •
  Recruiting and Retention.  We operate in an intensely competitive industry, and we believe that our success is closely related to our recruiting and retention of highly talented employees and a strong management team. We try to keep our compensation program comparable to industry practices so that we can continue to recruit and retain talented executive officers and employees.

Setting Compensation

        The Compensation Committee is responsible for approving the compensation paid to our named executive officers as well as certain other highly compensated employees. In making compensation determinations, the Compensation Committee reviews information presented to them by the Company's management, compensation peer group information and the recommendations of a compensation consultant engaged by the Committee. The Compensation Committee also reviews our compensation to revenue ratio on a quarterly basis and may adjust the targeted compensation to revenue ratio in order to maintain the Company's compensation philosophy of aligning the interests of our executive officers and our stockholders.

  Involvement of Executive Officers

        Our Chief Executive Officer, in consultation with our Chief Financial Officer, our General Counsel, our Chief Administrative Officer and employees in our Human Resources department, assists the Compensation Committee in making compensation determinations. These individuals prepare information that is provided to, and reviewed by, the Compensation Committee and the Chief Executive Officer makes recommendations to the Compensation Committee for their consideration. Such information and recommendations include, among other things, the compensation that should be received by the named executive officers (other than himself) and certain other highly compensated employees; financial information regarding the Company that should be reviewed in connection with compensation decisions; the firms to be included in a compensation peer group; and the evaluation and compensation process to be followed by the Compensation Committee. Our Chief Executive Officer is often invited to participate in Compensation Committee meetings; however, he recuses himself from all discussions regarding his own compensation.

  Compensation Consultant

        In December 2012, the Compensation Committee exercised its sole authority pursuant to its charter to directly engage Pay Governance LLC to provide advice as a compensation consultant. Pay Governance LLC was retained by the Compensation Committee to provide advice, analysis, and assessment of alternatives related to the amount and form of executive and director compensation. At the request of the Compensation Committee, Pay Governance LLC prepared a presentation to the Compensation Committee in January 2014 to assist the Compensation Committee in making year-end pay decisions for our CEO and the Chief Executive Officer of Cowen and Company LLC. Pay Governance LLC also reviewed certain Compensation Committee presentation materials (including the peer group data described below) during December 2013 and early 2014 at the request of the Compensation Committee.

        The Compensation Committee has assessed the independence of Pay Governance LLC pursuant to SEC and NASDAQ rules and concluded that no conflict of interest exists that would prevent Pay Governance LLC from independently representing the Compensation Committee. The Compensation

Committee reviewed and was satisfied with Pay Governance LLC's policies and procedures to prevent or mitigate conflicts of interest and that there was no business or personal relationships between members of the Compensation Committee and the individuals at Pay Governance LLC supporting the Compensation Committee.

  Compensation Peer Group

        In making compensation decisions for 2013, our Compensation Committee reviewed compensation information for similarly titled individuals at comparable companies gathered from public filings made in 2013 related to 2012 annual compensation. In instances where an employee has responsibilities for both the broker-dealer and the alternative asset management businesses, both broker-dealers and alternative asset management companies were utilized. For 2013, our compensation peer group consisted of Greenhill & Co., Inc., Lazard LLC, Gleacher and Company, JMP Group, Piper Jaffray & Co., Stifel Financial, Fortress Investment Group LLC and Och-Ziff Capital Management LLC. The Compensation Committee identified these firms because they were either similar in size or engaged in similar businesses. Management gathered and provided information to the Compensation Committee relating to the compensation of the executive officers of these peer firms, including annual base salary, annual cash bonus, equity awards and all other compensation. The Compensation Committee believes that information regarding pay practices at comparable companies is useful in two respects. First, as discussed above, we recognize that our pay practices must be competitive in our marketplace. By understanding the compensation practices and levels of the Company's peer group, we enhance our ability to attract and retain highly skilled and motivated executives, which is fundamental to the Company's success. Second, this data is one of the many factors the Compensation Committee considers in assessing the reasonableness of compensation. Accordingly, the Compensation Committee reviewed trends among these peer firms and considered this data when determining named executive officers' 2013 annual bonuses and other compensation, but did not utilize the peer firm compensation as a benchmark for determining executive compensation.

  Advisory Vote on Executive Compensation

        The Compensation Committee believes that our executive compensation programs are effective in driving our pay-for-performance philosophy. As part of our corporate governance system, we evaluate our programs in light of market conditions, stockholder views, and governance considerations, and make changes as appropriate for our business. At our 2011 annual meeting, we held our first non-binding shareholder advisory vote on the compensation of our named executive officers. We had extremely strong support from our stockholders, with over 95% of the votes cast in favor of the compensation of our named executive officers. The Board of Directors reviewed this favorable outcome and believed it conveyed our stockholders' support of the Compensation Committee's decisions and the existing executive compensation programs. The Compensation Committee made no material changes to our executive compensation program or to the compensation of our named executive officers as a result of the advisory vote. At our 2011 annual meeting, our shareholders recommended that we hold non-binding shareholder advisory votes on executive compensation once every three years. Thereafter, our Board of Directors reviewed these results and determined that our shareholders should vote on a say-on-pay proposal every three years. Accordingly, a say-on-pay proposal is included in this proxy statement as one of the matters for stockholder approval at our 2014 annual meeting.

Compensation Program and Payments

        Our 2013 executive compensation consisted of base salary, certain limited perquisites and benefits, an annual bonus paid in the form of cash and deferred cash and equity awards and, for certain of our named executive officers, annual incentive awards in the form of long-term equity incentive compensation. In addition, pursuant to their employment agreements, our named executive officers are eligible to receive certain payments upon a termination or change in control. Certain of our named executive officers also received equity awards in the form of restricted stock units in 2013 pursuant to their employment agreements.

Base Salary

        The purpose of base salary is to provide a set amount of cash compensation for each executive officer that is not variable in nature and is generally competitive with market practices. We seek to limit the base salaries of our named executive officers such that a significant amount of their total compensation is contingent upon the performance of the Company and the named executive officer during the fiscal year. This was consistent with standard practice within the securities and asset management industries and we believe this allowed us to reward performance.

        In 2013, Mr. Cohen received a base salary of $950,000, Mr. Lasota received a base salary of $450,000, Mr. Holmes received a base salary of $450,000, Mr. Littman received a base salary of $450,000 and Mr. Solomon received a base salary of $950,000. The base salaries for Messrs. Cohen, Holmes, Lasota, Littman and Solomon for 2013 were unchanged from 2012.

Perquisites

        Historically, Ramius provided certain perquisites, including reimbursement of group term life and long-term disability insurance and tax and financial planning expenses, and the Company continues to provide these perquisites to certain members of senior management, including Messrs. Cohen and Solomon. In addition, Mr. Cohen is provided with a car and driver for business use. Mr. Cohen reimburses the Company for personal use of the car and driver.

Annual Bonus Compensation

        A significant portion of total compensation our named executive officers are eligible to receive is in the form of a discretionary annual bonus. This is consistent with our view that a significant portion of compensation paid is to be based on the performance of the Company and of each executive officer. The annual bonus is paid partially in cash and partially in deferred cash and equity. The deferred components of the annual bonus are paid in lieu of, not in addition to, a cash payment and are subject to service-based vesting conditions, as discussed in more detail in the section below titled "2013 Annual Bonus Compensation and Annual Incentive Awards." The Compensation Committee believes that the practice of paying a portion of each named executive officer's annual bonus in the form of deferred awards is consistent with compensation practices at out peer companies and is useful tool to continue aligning the long-term interests of our named executive officers' with the interests of our stockholders.

        During the first quarter of 2013, the Compensation Committee set the Company's achievement of positive economic income during the 2013 calendar year as the performance criteria for purposes of Section 162(m) for each of our named executive officers. As discussed above, 2013 marked our first profitable year since the Cowen/Ramius business combination in 2009, and accordingly, the Compensation Committee determined that it was appropriate to pay bonuses in respect of 2013. At meetings held on January 15, 2014 and February 27, 2014, the Compensation Committee considered and discussed management's compensation recommendations for our named executive officers and the Compensation Committee approved management's recommendations. In determining the annual bonus compensation payable to each of our named executive officers for 2013, the Compensation Committee reviewed and considered the financial performance of the Company as a whole and each individual business unit compared to 2012; each named executive officer's contributions to the Company's growth initiatives in 2013; historical compensation information for each named executive officer; the Company's desire to retain and incentivize its named executive officers; the recommendations of the Chief Executive Officer regarding total compensation of our named executive officers, which the Compensation Committee discussed with the Chief Executive Officer; the financial performance of the Company during 2013 compared to comparable public companies and other companies in the securities industry; a review of public filings regarding total compensation paid by certain peer investment banks and alternative asset management companies; and base salary, cash bonus, equity awards and all other compensation paid by the compensation peer group. The Compensation Committee approved annual bonuses for each of our executive officers after review and consideration of these factors, as well as the following individual performance factors.

Determination of Executive Officer Compensation for 2013

        The following factors influenced the annual bonus determinations for each named executive officer for 2013:

  •
  Peter A. Cohen, Chairman, Chief Executive Officer and President.  In determining the compensation for Mr. Cohen in 2013, the Compensation Committee considered both operating results for 2013 as well as absolute and relative total returns to shareholders. The Compensation Committee recognized that significant operating performance achievements occurred during 2013 (including increased revenues, improvements in the broker-dealer segment, an increase in assets under management in the alternative investment management segment, and reduced ratio of compensation to revenue as discussed above).

  •
  John Holmes, Chief Administrative Officer.  Mr. Holmes made significant contributions related to the enhancement of the Company's information technology platform and the integration of Dahlman Rose & Company, LLC, or Dahlman Rose, following the acquisition of the business by the Company in 2013. Mr. Holmes also played a significant role in managing the Company's business operations.

  •
  Stephen A. Lasota, Chief Financial Officer.  Mr. Lasota oversaw changes to the Company's financial reporting following the Dahlman Rose acquisition in 2013. Mr. Lasota also played a significant role in negotiating and formalizing the terms of the Dahlman Rose acquisition. Mr. Lasota played a significant role in managing the Company's business operations.

  •
  Owen S. Littman, General Counsel.  Mr. Littman's compensation reflected his contributions to the enhancement of the Company's compliance structure, management of the Company's outstanding litigation and regulatory matters as well as his focus on the Company's legal disclosure and corporate governance procedures. Mr. Littman played a significant role in managing the Company's business operations. Mr. Littman played a leading role in negotiating the acquisition of Dahlman Rose in 2013.

  •
  Jeffrey M. Solomon, Chief Executive Officer of Cowen and Company.  Mr. Solomon's compensation was influenced by his significant contributions regarding the enhancement and repositioning of the Company's broker-dealer business, resulting in significant improvement in the operating results of the business as compared to 2012. Mr. Solomon was also responsible for establishing a single comprehensive strategy for Cowen and Company and its expansion into new sectors following the Company's acquisition of Dahlman Rose.

        After determining the aggregate cash values of annual bonuses payable to each of our named executive officers in respect of fiscal 2013, the Compensation Committee then determined the percentage of the annual bonus compensation that each of our named executive officers would receive in the form of deferred awards. Our Chief Executive Officer developed a proposal for the allocation of each named executive officer's annual bonus compensation among the cash, deferred cash and equity components and presented this proposal to the Compensation Committee, which it discussed and ultimately approved. The percentages of the annual bonuses delivered in the form of deferred cash and in the form of RSUs for Messrs. Cohen, Lasota, Holmes, Littman and Solomon are set out below under "Fiscal-Year Compensation." The cash bonus payments made to Messrs. Lasota, Holmes and Littman are inclusive of the guaranteed annual cash bonus payments they are entitled to receive pursuant to their employment agreements, as discussed in more detail in the section below titled "Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements." To eliminate the impact that a significant price change in the market value of our Class A common stock may have on the number of RSUs that are intended to be delivered to an employee, the Compensation Committee approved valuing the RSUs using the volume-weighted average price for the thirty business day period ended January 27, 2014, which equaled $3.96 per share. All restricted cash and RSUs relating to fiscal 2013 annual bonuses were awarded to our named executive officers in February 2014.

Long-Term Incentive Awards

        In 2013, in addition to receiving awards of RSUs relating to fiscal 2012 annual bonuses, each of Messrs. Holmes, Lasota, Littman and Solomon received awards of RSUs under the terms of their employment agreements. In addition, in March 2013, Messrs. Holmes, Lasota and Littman received incentive awards of 100,000 stock appreciation rights, or SARs. The Compensation Committee approved these retention grants in order to enable these individuals to benefit from future appreciation of the Company's stock price. The incentive awards were intended to reflect the importance of each recipient's contributions to the Company, and to serve as a tool to achieve an internally-balanced level of compensation and equity ownership among our executive officers. The incentive grants are subject to service-based vesting conditions, as discussed in more detail below in the "Grant of Plan-Based Awards" and "Outstanding Equity Awards at 2013 Fiscal Year End" tables. The Compensation Committee believes that the vesting schedules applicable to the incentive grants provide an appropriate retention mechanism and properly align management's long-term interests with the interests of our stockholders.

Fiscal-Year Compensation

        No portion of the bonuses awarded in restricted cash or RSUs to our named executive officers for their fiscal 2013 performance is included in the Summary Compensation Table because the awards were made in 2014. The table below sets forth the total compensation awarded to the named executive officers for their fiscal 2013 performance. These amounts for 2013 include base salary information, the grant date fair market value of the entire amount of the equity awards granted to the named executive officers in February 2014 and the value of the deferred cash awards granted to the named executive officers in February 2014. We believe this information is helpful to understanding how our compensation program rewarded our executive officers for their performance, and it reflects the way in which our Compensation Committee views aggregate compensation for our named executive officers on a fiscal-year basis.

Name	Year	Base Salary ($)	Cash Bonus ($)	Deferred Cash Award ($)(1)	Restricted Stock Units (2) ($)	SARs Awards ($)	Other Compensation(3) ($)	Total Compensation ($)
Peter A. Cohen(4)	2013	950,000	1,250,000	—	1,945,457	—	155,525	4,300,982
			(39.1%		(60.9% of
			of annual		annual bonus)
			bonus)		(454,546 shares)
	2012	950,000	1,000,000	—	1,111,112	—	121,009	3,182,121
Stephen A. Lasota(5)	2013	450,000	450,000	330,000	237,780	—	7,500	1,475,280
			(44.2%	(32.4%	(23.4% of
			of annual	of annual	annual bonus
			bonus)	bonus)	(55,556 shares)
	2012	450,000	450,000	100,000	239,465	81,000	7,500	1,327,965
John Holmes(5)	2013	450,000	450,000	330,000	237,780	—	7,500	1,475,280
			(44.2%	(32.4%	(23.4% of
			of annual	of annual	annual bonus
			bonus)	bonus)	(55,556 shares)
Owen S. Littman(5)	2013	450,000	450,000	330,000	237,780		7,500	1,475,280
			(44.2%	(32.4%	(23.4% of
			of annual	of annual	annual bonus
			bonus)	bonus)	(55,556 shares)
	2012	450,000	450,000	100,000	239,465	81,000	7,500	1,327,965
Jeffrey M. Solomon(6)	2013	950,000	500,000	683,333	1,477,105	—	56,300	3,666,738
			(18.8%	(25.7%	(55.5% of
			of annual	of annual	annual bonus)
			bonus	bonus	(345,118 shares)
	2012	866,667	500,000	—	1,037,678	—	54,928	2,459,272

(1)
The deferred cash awards will vest and settle with respect to 20% on April 10, 2014, 10% on April 10, 2015, 25% on May 15, 2016, 25% on May 15, 2017 and 20% on May 15, 2018.

(2)
The amounts shown in the "Restricted Stock Units" column reflect the aggregate grant date value of the awards computed in accordance with FASB ASC 718. For information on the valuation assumptions with respect to awards made, refer to the Company's Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2013, as filed with the SEC.

(3)
The amounts shown in the "Other Compensation" column are attributable to perquisites and other personal benefits or compensation not reported elsewhere in the table. Perquisites for Mr. Cohen in 2013 include company-provided group term life and long-term disability insurance. Additionally, Mr. Cohen was reimbursed $51,760 and Mr. Solomon was reimbursed $48,800 for tax and financial planning expenses reimbursed by the Company. Mr. Cohen was reimbursed $79,168 representing 60% of the total cost of a car and driver provided to him for business use. The car and driver used by Mr. Cohen for business use was available for use by Company personnel at other times for business purposes. "Other Compensation" reported for Mr. Cohen, Mr. Lasota, Mr. Holmes, Mr. Littman and Mr. Solomon also included a $7,500 company match under the 401(k) plan.

(4)
Mr. Cohen received an award of 454,546 RSUs, which represents 60.9% of the aggregate value of his annual bonus compensation for fiscal 2013. Mr. Cohen's RSUs will vest with respect to 10% on May 15, 2015, 30% on May 15, 2016, 30% on May 15, 2017 and 30% on May 15, 2018.

(5)
Mr. Lasota, Mr. Holmes and Mr. Littman each received an award of 55,556 RSUs, which represents 23.4% of the aggregate value of his annual bonus compensation for fiscal 2013. The RSUs will vest with respect to 10%

  on May 15, 2015, 30% on May 15, 2016, 30% on May 15, 2017 and 30% on May 15, 2018. The amounts shown do not reflect the awards of 150,000 RSUs that were made to Messrs. Lasota, Holmes and Littman in August 2013 under the terms of their employment agreements.

(6)
Mr. Solomon received an award of 345,118 RSUs, which represents 55.5% of the aggregate value of his annual bonus compensation for fiscal 2013. Mr. Solomon's RSUs will vest with respect to 10% on May 15, 2015, 30% on May 15, 2016, 30% on May 15, 2017 and 30% on May 15, 2018. The amount shown does not reflect the award of 250,000 RSUs that was made to Mr. Solomon in June 2013 under the terms of his employment agreement.

Employment Agreements—Post-Employment and Change-in-Control Compensation

        Each of our named executive officers is party to an employment agreement with the Company. Mr. Cohen entered into his employment agreement with the Company on June 3, 2009 in connection with the business combination of Cowen Holdings and Ramius LLC (the "Transactions"), Mr. Solomon entered into a new employment agreement with the Company (which replaced his prior agreement) in May 2012, and Messrs. Holmes, Lasota and Littman entered into their employment agreements with the Company in August 2012. The Compensation Committee views the employment agreements as an important tool in achieving our compensation objective of recruiting and retaining talented employees and a strong management team. The equity grants contemplated by the employment agreements were intended to align our executive's interests with the interests of our stockholders. The guaranteed minimum bonuses for Messrs. Holmes, Lasota and Littman were intended to provide them with what was viewed as an appropriate level of cash compensation on an annual basis. Mr. Cohen's employment agreement was negotiated prior to the Transactions and the formation of the Compensation Committee and was ratified by our Board of Directors at a meeting held on November 5, 2009, while the 2012 employment agreements were approved by the Compensation Committee. In approving the 2012 employment agreements, the Compensation Committee recognized that Messrs. Holmes, Lasota, Littman and Solomon are key members of the Company's senior management team and determined that it was necessary to enter into the agreements in order to retain them and to better align their compensation with industry practices. The agreements provide for base salary, annual bonus opportunities, and other benefits, contain customary restrictive covenants, and provide for benefits upon certain qualifying terminations of employment. The severance and change in control arrangements provided by these employment agreements are intended to retain our named executive officers and to provide consideration for certain restrictive covenants that apply following a termination of employment. As discussed in more detail in the section below titled "Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements," the 2012 employment agreements also require us to make certain grants of RSUs to Messrs. Solomon, Holmes, Lasota and Littman, the first of which were made in 2012. The Compensation Committee views the equity grant component of the 2012 employment agreements as being consistent with our objective of aligning our named executive officers' interests with our stockholders' interests. For more information, please see the section below titled "Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Arrangements."

Relationship of Compensation Policies and Practices to Risk Management

        The Board has discussed whether our compensation policies are reasonably likely to have a material adverse effect on our results. The Board noted that, consistent with our performance-based model, many of our employees receive a significant portion of their compensation through discretionary compensation tied to their individual or business unit performance, or a combination thereof. The Board noted that a lower portion of the Company's revenues are derived from proprietary trading businesses and that a significant portion of many employees' compensation is provided in the form of deferred compensation that vests over time, which has the effect of tying the individual employee's long-term financial interest to the firm's overall success. The Board believes that this helps mitigate the risks inherent in our business.

        The Board noted that our risk management team continuously monitors our various business groups, the level of risk they are taking and the efficacy of potential risk mitigation strategies. Senior management also monitors risk and the Board is provided with data relating to risk at each of its regularly scheduled meetings. The Chief Risk Officer meets regularly with the Board to present his views and to respond to questions. For these reasons, the Board believes that our overall compensation policies and practices are not likely to have a material adverse effect on us.

Anti-Hedging Policy

        In order to strengthen the alignment between stockholders and employees, the Company maintains an anti-hedging policy that prohibits the "short sale" of Company securities. The policy prohibits employees from trading in options, warrants, puts and calls or similar instruments on Company securities. We allow directors and executive officers to hold up to 50% of their Company stock in a margin account. During 2013, all named executive officers were in compliance with this policy.

Tax and Accounting Impact and Policy

        The financial and income tax consequences to the Company of individual executive compensation elements are important considerations for the Compensation Committee when analyzing the overall design and mix of compensation. The Compensation Committee seeks to balance an effective compensation package for the executive officers with an appropriate impact on reported earnings and other financial measures.

        The rules of section 162(m) of the Internal Revenue Code places a $1 million limit on the amount of compensation we can deduct in any one year for compensation paid to our Chief Executive Officer and our three most highly-compensated executive officers employed at the end of the year (other than our Chief Financial Officer). However, the $1 million deduction limit generally does not apply to compensation that is performance-based and provided under a shareholder-approved plan. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee also considers other factors in making its decisions and retains the flexibility to grant awards that are not deductible for tax purposes. From time to time, in order to ensure competitive levels of compensation for our senior executives, the Compensation Committee approves compensation, including base salary and benefits that is not deductible under Section 162(m). Loss of the federal income tax deduction does not result in a current federal income tax liability, however, because we have substantial federal income tax net operating loss carryforwards. Our 2010 Equity and Incentive Plan is designed to qualify certain compensation that may be awarded under our annual incentive program as "performance based" to ensure that the tax deduction is available to the Company for amounts payable under the plan.

COMPENSATION COMMITTEE REPORT

        The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Compensation and Benefits Committee of the Board of Directors of Cowen Group, Inc.
Jerome S. Markowitz, Chairperson
Steven Kotler
Joseph R. Wright

Summary Compensation Table

        The following table sets forth compensation information for our named executive officers for services performed for the Company and its subsidiaries during 2013.

Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value	All Other Compensation		Total ($)
Peter A. Cohen	2013	950,000	1,250,000	1,111,112	—	9,017	155,525	(4)	3,475,654
Chairman, Chief Executive and President	2012	950,000	1,000,000	—	—	18,873	121,009		2,089,882
	2011	950,000	—	863,042	—	22,466	146,638		1,982,146
Stephen A. Lasota	2013	450,000	450,000	779,465	81,000	2,440	42,068	(5)	1,804,973
Chief Financial Officer	2012	450,000	450,000	418,157	—	2,553	21,962		1,342,672
	2011	400,000	350,000	407,157	—	3,039	7,350		1,167,546
John Holmes(6)	2013	450,000	450,000	779,465	81,000	2,710	42,068	(5)	1,805,243
Chief Administrative Officer
Owen S. Littman	2013	450,000	450,000	779,465	81,000	1,588	42,068	(5)	1,804,121
General Counsel and Secretary	2012	450,000	450,000	418,157	—	1,662	21,962		1,341,781
	2011	400,000	350,000	407,157	—	1,978	7,350		1,166,485
Jeffrey M. Solomon	2013	950,000	500,000	1,800,178	—	7,426	56,300	(7)	3,313,904
Chief Executive Officer of	2012	866,667	500,000	801,084	—	7,771	76,140		2,251,662
Cowen and Company	2011	750,000	—	473,165	—	9,251	52,360		1,284,776

(1)
The amounts in this column reflect cash bonuses paid to the named executive officers in 2014 in respect of performance during the 2013 year.

(2)
The entries in the stock awards column reflect the aggregate grant date value of the awards granted in 2013 in connection with 2012 performance in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service—based vesting conditions. Stock awards include 250,000 RSUs awarded to Mr. Solomon in June 2013 and 150,000 RSUs awarded to each of Mr. Lasota, Holmes and Littman in August 2013 in connection with entering into employment agreements with the Company in 2012. For information on the valuation assumptions with respect to awards made, refer to the Company's Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2013, as filed with the SEC.

(3)
The entries in the options awards column reflect the aggregate grant date value of the stock appreciation rights awards, or SARs awards, granted in 2013 in connection with 2012 performance are computed in accordance with FASB ASC 718. For information on the valuation assumptions with respect to awards made, refer to the Company's Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2013, as filed with the SEC. The SARs granted to Messrs. Lasota, Holmes and Littman have an exercise price of $2.90 per share (the closing price of our Class A common stock on the NASDAQ Global Market on the grant date), will vest on March 15, 2018, the five-year anniversary of the grant date, and will be settled in Class A common stock.

(4)
Other compensation for Mr. Cohen includes company-provided group term life and long-term disability insurance; $51,760 company reimbursement for tax and financial planning in 2013, $79,168 company reimbursement representing 60% of the total cost of a car and driver provided to him for Company use in 2013, and a $7,500 match under the 401(k) plan.

(5)
Other compensation for each of Mr. Lasota, Mr. Holmes and Mr. Littman includes $34,568 representing principal and interest relating to deferred cash awards and a $7,500 match under the 401(k) plan.

(6)
Mr. Holmes was not a named executive officer prior to 2013. Accordingly, only compensation for 2013 is reported in the Summary Compensation Table.

(7)
Other compensation for Mr. Solomon includes $48,800 company reimbursement for tax and financial planning in 2013 and a $7,500 match under the 401(k) plan.

2013 Grants of Plan-Based Awards

        The following table provides information regarding grants of plan-based awards made to the named executive officers during fiscal year 2013.

	Grant Date	Corporate Action Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Peter A. Cohen	3/15/2013	2/21/2013	383,142	(1)	—		—	1,111,112
Stephen A. Lasota	3/1/2013	2/21/2013	95,786	(2)	—		—	239,465
	3/15/2013	2/21/2013	—		100,000	(3)	2.90	81,000
	8/7/2013	8/1/2012	150,000	(4)	—		—	540,000
John Holmes	3/1/2013	2/21/2013	95,786	(2)	—		—	239,465
	3/15/2013	2/21/2013	—		100,000	(3)	2.90	81,000
	8/7/2013	8/1/2012	150,000	(4)	—		—	540,000
Owen S. Littman	3/1/2013	2/21/2013	95,786	(2)	—		—	239,465
	3/15/2013	2/21/2013	—		100,000	(3)	2.90	81,000
	8/7/2013	8/1/2012	150,000	(4)	—		—	540,000
Jeffrey M. Solomon	3/1/2013	2/21/2013	415,061	(2)	—		—	1,037,678
	6/3/2013	5/31/2012	250,000	(5)	—		—	762,500

(1)
Mr. Cohen's RSUs will vest with respect to 25% on June 1, 2014, 25% on June 1, 2015 and 50% on June 1, 2016, as long as he remains employed by the Company and otherwise complies with the terms and conditions of the applicable award agreements.

(2)
RSUs will vest with respect to 10% on May 15, 2014, 25% on May 15, 2015, 25% on May 15, 2016, and 40% on May 15, 2017.

(3)
SARs awards will vest on March 15, 2018, the fifth anniversary of the grant date.

(4)
Each of Mr. Lasota, Mr. Holmes and Mr. Littman were awarded 150,000 RSUs under the terms of his employment agreement with the Company. 50,000 RSUs vested upon the grant date, 50,000 RSUs will vest on May 15, 2014 and 50,000 RSUs will vest on April 29, 2015.

(5)
Mr. Solomon was awarded 250,000 RSUs in June 2013 under the terms of his employment agreement with the Company. The RSUs will vest with respect to 50% on May 15, 2014 and 50% on April 29, 2015.

(6)
The entries in the stock and options awards column reflect the aggregate grant date value of the awards granted in 2013 computed in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to awards made, refer to the Company's Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2013, as filed with the SEC.

 Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

        The Company is party to an employment agreement with Mr. Cohen, which became effective on November 2, 2009, an employment agreement with Mr. Solomon, dated as of May 31, 2012, and employment agreements with Messrs. Holmes, Lasota and Littman, dated as of August 2, 2012. The employment agreements provide for the following material terms:

  •
  The agreements with Messrs. Holmes, Lasota, Littman and Solomon contain an initial term that continues through April 30, 2015. Following the expiration of the initial term, the agreements will automatically be extended for successive one-year terms, unless either party elects not to extend the term. The agreement with Mr. Cohen contains an indefinite term.

  •
  The agreements provide for a minimum annual base salary of: $500,000 for Mr. Cohen, $950,000 for Mr. Solomon, $450,000 for Mr. Holmes, $450,000 for Mr. Lasota, and $450,000 for Mr. Littman. Each named executive officer is also eligible to receive an annual performance-based bonus as determined by the Compensation Committee. The Company may pay all or a portion of any annual bonus in the form of restricted securities, other stock or security-based awards, deferred cash, or other deferred compensation. The agreements with Messrs. Cohen, Holmes, Lasota and Littman provide for minimum annual bonuses of: $250,000 for Mr. Cohen, $300,000 for Mr. Holmes (payable in cash in quarterly installments of $75,000), $300,000 for Mr. Lasota (payable in cash in quarterly installments of $75,000), and $300,000 for Mr. Littman (payable in cash in quarterly installments of $75,000). Mr. Solomon's agreement does not provide for a minimum annual bonus.

  •
  The agreements with Messrs. Holmes, Lasota, Littman and Solomon required the Company to make the following equity grants in 2013: RSUs covering 250,000 shares of Class A Common stock for Mr. Solomon, which will vest in two equal installments on May 15, 2014 and April 29, 2015, subject, in each case, to his continued employment on the applicable vesting date, and for each of Messrs. Holmes, Littman and Lasota, RSUs covering 150,000 shares of Class A common stock, which will vest in three equal installments on May 15, 2013, May 15, 2014 and April 29, 2015, subject, in each case, to each of the executive's continued employment on the applicable vesting date. We refer to the additional RSUs to be awarded to each of Messrs. Holmes, Lasota, Littman and Solomon in 2013 as the "Equity Award."

  •
  The agreement with Mr. Cohen provides that, upon his termination of employment for any reason other than cause or by reason of death or disability, or upon the applicable executive's resignation for good reason (as such terms are defined in the agreement), which we refer to as an involuntary termination, he will be entitled to the following: (i) accrued obligations (earned but unpaid base salary and annual bonus), (ii) a lump sum cash payment equal to two times the sum of base salary plus the cash portion of annual bonus for the year prior to the year in which termination occurs, (iii) immediate vesting of outstanding equity awards, and (iv) all outstanding stock options will remain exercisable for the remainder of their respective terms (we refer to the benefits described in clauses (iii) and (iv) as the "Equity Benefits"). In the event that Mr. Cohen's employment is terminated due to his death or disability, he or his estate will be entitled to the accrued obligations and the Equity Benefits. The employment agreement with Mr. Cohen does not contain any provisions that provide for payments to be made upon a change in control.

  •
  The agreement with Mr. Solomon provides that, if Mr. Solomon's employment is terminated by us without cause (including a decision by us not to renew the employment agreement upon the expiration of the then-current term), by Mr. Solomon for good reason, or as a result of

    Mr. Solomon's death or disability (as such terms are defined in the agreement), Mr. Solomon will, subject to his execution of a general release in our favor, be entitled to the following: (i) any unpaid annual bonus with respect to the previous completed fiscal year, (ii) a prorated annual bonus for the fiscal year of termination, calculated based on the average bonus paid for the two years immediately preceding the year of termination and the timing of such termination, (iii) in the case of a termination by us without cause or by Mr. Solomon for good reason only, a lump sum cash payment in an amount equal to two and one-half times the sum of his base salary and the average annual bonus paid for the two years immediately preceding his termination, provided that the payment under clause (iii) will not be less than $3,250,000 and not more than $5,000,000, (iv) immediate vesting of all equity awards and unvested deferred compensation, (v) a cash payment equal to 24 months' COBRA premiums, and (vi) in the event that such termination occurs prior to the grant of the Equity Award, the grant of the Equity Award or its cash equivalent, which will be fully vested on the date of grant. In the event that Mr. Solomon breaches the restrictive covenants described below following a termination of his employment, he will be required to repay any payments or benefits received in connection with such termination.

  •
  The agreements with Messrs. Holmes, Lasota and Littman provide that, if the applicable executive's employment is terminated by us without cause (including a decision by us not to renew the employment agreement upon the expiration of the then-current term), by the executive for good reason, or as a result of the executive's death or "disability" (as such terms are defined in the agreements), each executive will, subject to his execution of a general release in our favor, be entitled to the following: (i) any unpaid annual bonus with respect to the previous completed fiscal year, (ii) a prorated annual bonus for the fiscal year of termination, calculated based on the average bonus paid for the two years immediately preceding the year of termination and the timing of such termination, (iii) in the case of a termination by us without cause or by the executive for good reason only, a lump sum cash payment in an amount equal to one and one-half times the average amount of compensation reflected on the executive's W-2 form from the Company for the two years immediately preceding his termination, provided that the payment under clause (iii) will not be more than $1,500,000, and provided further, that if such termination occurs in connection with or following a change in control (as defined in the agreement), instead of the lump sum cash payment described above, the executive shall be entitled to a lump sum cash payment in an amount equal to two and one-half times the average amount of compensation reflected on the executive's W-2 Form from the Company for the two years immediately preceding such termination, provided that such lump sum cash payment will not be more than $2,500,000, (iv) immediate vesting of all equity awards and unvested deferred compensation, (v) a cash payment equal to 24 months' COBRA premiums, and (vi) in the event that such termination occurs prior to the grant of the Equity Award, the grant of the Equity Award or its cash equivalent, which will be fully vested on the date of grant. In the event that the executive breaches the restrictive covenants described below following a termination of his employment, he will be required to repay any payments or benefits received in connection with such termination.

  •
  The agreements with Messrs. Holmes, Lasota, Littman and Solomon provide that, in the event that the executive retires after attaining age 57.5 (or age 55, in the case of Mr. Solomon) and provides the Company with at least 90 days advance notice, all outstanding equity awards and unvested deferred compensation then held by the executive will continue to vest in accordance with their terms as if the executive had continued to be an active employee of the Company provided he does not engage in competitive activity at any time prior to the applicable vesting date and refrains from interfering with the Company's employees and customers 12 months following his retirement.

  •
  The agreements with Messrs. Holmes, Lasota, Littman and Solomon contain customary confidentiality and invention assignment covenants, as well as an indefinite mutual non-disparagement covenant. In addition, these executives have agreed not to compete with, or solicit customers or employees of, the Company during the term of the employment agreement and for a period of 120 days (or 180 days, in the case of Mr. Solomon) thereafter. Mr. Cohen is subject to non-competition and non-solicitation obligations during employment, and non-solicitation obligations for one year following a termination of employment for any reason.

2010 Equity and Incentive Plan

        Effective as of June 7, 2010, the Company adopted the 2010 Equity and Incentive Plan (the "2010 Plan").

        The 2010 Plan initially reserved 7,500,000 shares of Class A common stock for delivery to participants and their beneficiaries under the 2010 Plan, subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, or other similar change in capitalization or event. Additionally, commencing on January 1, 2011 and on the first day of each fiscal year of the Company thereafter during the term of the 2010 Plan, additional shares of common stock representing seven and one-half percent (7.5%) of our shares of common stock outstanding on such date, less shares then available for issuance under the 2010 Plan, will automatically become available for grant or settlement of awards. Shares delivered under the 2010 Plan may be either treasury shares or newly issued shares. For purposes of determining the remaining ordinary shares available for grant under the 2010 Plan, if any shares subject to an award are forfeited, cancelled, exchanged, or surrendered, or if an award terminates or expires without a distribution of shares, those shares will again be available for issuance under the 2010 Plan. However, shares of stock that are exchanged by a grantee or withheld by us as full or partial payment in connection with any award under the 2010 Plan, as well as any shares of stock exchanged by a grantee or withheld by us to satisfy the tax withholding obligations related to any award under the 2010 Plan, will not be available for subsequent awards under the 2010 Plan.

        The 2010 Plan provides that generally, unless otherwise determined by the Compensation Committee or as set forth in an award or employment agreement, in the event of a change in control (as defined in the 2010 Plan), all outstanding awards shall become fully vested and exercisable and all restrictions, forfeiture conditions or deferral periods on any outstanding awards shall immediately lapse, and payment under any awards shall become due.

Outstanding Equity Awards at 2013 Fiscal Year End

        The following table contains certain information regarding equity awards held by the named executive officers as of December 31, 2013.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares that have Not Vested (#)	Market Value of Shares that have Not Vested ($)(1)
Peter A. Cohen
2010 Award(2)	—	—	—	—	54,350	212,509
2012 Award(3)	—	—	—	—	383,142	1,498,085
Stephen A. Lasota
2010 Award(2)	—	—	—	—	15,558	60,832
2010 Incentive Award(4)	—	—	—	—	17,500	68,425
2011 Award(5)	—	—	—	—	31,484	123,102
2011 Incentive Award(6)	—	—	—	—	45,000	175,950
2012 Award(7)	—	—	—	—	95,786	374,523
Employment Agreement Award(8)	—	—	—	—	100,000	391,000
2012 SAR Award (10)	0	100,000	$2.90	3/15/2018	—	—
John Holmes
2010 Award(2)	—	—	—	—	12,500	48,875
2010 Incentive Award(4)	—	—	—	—	17,500	68,425
2011 Award(5)	—	—	—	—	31,484	123,102
2011 Incentive Award(6)	—	—	—	—	45,000	175,950
2012 Award(7)	—	—	—	—	95,786	374,523
Employment Agreement Award(8)	—	—	—	—	100,000	391,000
2012 SAR Award (10)	0	100,000	$2.90	3/15/2018	—	—
Owen S. Littman
2010 Award(2)	—	—	—	—	15,558	60,832
2010 Incentive Award(4)	—	—	—	—	17,500	68,425
2011 Award(5)	—	—	—	—	31,484	123,102
2011 Incentive Award(6)	—	—	—	—	45,000	175,950
2012 Award(7)	—	—	—	—	95,786	374,523
Employment Agreement Award(8)	—	—	—	—	100,000	391,000
2012 SAR Award (10)	0	100,000	$2.90	3/15/2018	—	—
Jeffrey M. Solomon
2010 Award(2)	—	—	—	—	27,448	107,322
2011 Award (5)	—	—	—	—	46,176	180,548
2012 Award(7)	—	—	—	—	415,071	1,622,928
Employment Agreement Award(9)	—	—	—	—	250,000	977,500

(1)
The values in the column are based on the $3.91 closing price of our Class A common stock on the NASDAQ Global Market on December 31, 2013.

(2)
RSUs awarded on February 25, 2011 (and to Mr. Cohen on March 15, 2011) commenced vesting with respect to 25% on September 1, 2011, 25% on June 1, 2012, 25% on June 1, 2013 and 25% on June 1, 2014.

(3)
RSUs awarded on March 15, 2013 will vest with respect to 25% on June 1, 2014, 25% on June 1, 2015 and 50% on June 1, 2016.

(4)
RSUs awarded on March 15, 2011 commenced vesting with respect to 25% on June 1, 2012, 25% oJune 1, 2013 and 50% on June 1, 2014.

(5)
RSUs awarded on February 24, 2012 commenced vesting with respect to 12.5% on August 15, 2012, 12.5% on March 10, 2013, 25% on March 10, 2014, 25% on March 10, 2015 and 25% on March 10, 2016.

(6)
RSUs awarded on February 24, 2012 commenced vesting with respect to 25% on June 1, 2013, 25% on June 1, 2014 and 50% on June 1, 2015.

(7)
RSUs awarded on March 1, 2013 will vest with respect to 10% on May 15, 2014, 2% on May 15, 2015, 25% on May 15, 2016 and 40% on May 15, 2017.

(8)
RSUs awarded on August 7, 2013 will vest with respect to 50,000 on May 15, 2014 and 50,000 on April 29, 2015.

(9)
RSUs awarded on June 3, 2013 will vest with respect to 50% on May 15, 2014 and 50% on April 29, 2015.

(10)
SARs awarded on March 15, 2013 will vest on March 15, 2018.

Option Exercises and Stock Vested

        The following table sets forth certain information concerning stock vested during the year ended December 31, 2013. No stock options were exercised by any of the named executive officers in 2013.

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
Peter A. Cohen	69,572	210,714
Stephen A. Lasota	109,247	357,490
John Holmes	103,334	340,019
Owen S. Littman	108,743	356,074
Jeffrey M. Solomon	39,765	119,892

(1)
The value realized upon vesting of the stock awards is based on the $2.81 closing sale price of our common stock on May 15, 2013, the $3.09 closing sale price of our common stock on May 31, 2013 and the $3.60 closing sale price of our common stock on August 7, 2013, the applicable vesting dates of the awards.

 Pension Benefits

        The following table sets forth information relating to the accumulated pension benefits for Messrs. Cohen, Lasota, Holmes, Littman and Solomon in the Ramius LLC Cash Balance Plan as of December 31, 2013.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Peter A. Cohen	Ramius LLC Cash Balance Plan	8	—	630,859
Stephen A. Lasota	Ramius LLC Cash Balance Plan	8	86,572	—
John Holmes	Ramius LLC Cash Balance Plan	7	96,276	—
Owen S. Littman	Ramius LLC Cash Balance Plan	7	56,345	—
Jeffrey M. Solomon	Ramius LLC Cash Balance Plan	8	263,479	—

        Ramius maintains the Ramius LLC Cash Balance Plan, pursuant to which, prior to the Transactions, employees of Ramius contributed cash to fund the plan and participants received an annual contribution credit (based on age and "tier" of participation). Participants also receive an annual interest credit (based on 30-Year Treasury Bills) on the balances in their respective accounts. Participants were able to elect payments in the form of a lump sum distribution or among several annuity options. All participants were 100% vested in their account balances at all times. Each participant in the plan is entitled to receive his accumulated benefits upon any separation from service or upon reaching the age of 65. The Trustees of the Cash Balance Plan decided to suspend plan contributions effective from and after January 1, 2009.

        For information on the valuation method and material assumptions applied in quantifying the present value of the current accrued benefit, refer to the Company's Defined Benefit Plans Note in its financial statements included in its Form 10-K for 2013, as filed with the SEC.

Potential Payments Upon Termination or Change in Control

        Pursuant to the employment agreements with our named executive officers, upon certain terminations of employment or a change in control of the Company, our named executive officers are entitled to certain payments of compensation and benefits as described above under "Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Arrangements." The table below reflects the amount of compensation and benefits that would have been payable to each named executive officer in the event that the named executive officer had experienced the following events as of December 31, 2013: (i) a termination for cause or resignation, or voluntary termination, (ii) involuntary termination, (iii) an involuntary termination that occurs in connection with a change in control, (iv) termination by reason of an executive's death, or (v) termination by reason of an executive's disability.

		Triggering Events
Name	Type of Payment	Voluntary Termination ($)	Involuntary Termination ($)		Involuntary Termination in connection with a Change in Control ($)		Death ($)		Disability ($)
Peter A. Cohen	Cash Severance	0	2,900,000	(1)	0		0		0
	Equity Acceleration(2)	0	1,710,594		1,710,594		1,710,594		1,710,594
	Total	0	4,610,594		1,710,594		1,710,594		1,710,594
Stephen A. Lasota	Cash Severance	0	2,858,952	(3)	3,858,952	(4)	1,358,952	(3)	1,358,952	(3)
	Equity Acceleration(2)	0	1,294,832		1,294,832		1,294,832		1,294,832
	Total	0	4,153,784		5,153,784		2,653,784		2,653,784
John Holmes	Cash Severance	0	2,853,049	(3)	3,853,049	(4)	1,353,049	(3)	1,353,049	(3)
	Equity Acceleration(2)	0	1,282,876		1,282,876		1,282,876		1,282,876
	Total	0	4,135,925		5,135,925		2,635,925		2,635,925
Owen S. Littman	Cash Severance	0	2,858,952	(3)	3,858,952	(4)	1,358,952	(3)	1,358,952	(3)
	Equity Acceleration(2)	0	1,294,832		1,294,832		1,294,832		1,294,832
	Total	0	4,153,784		5,153,784		2,653,784		2,653,784
Jeffrey M. Solomon	Cash Severance	0	4,926,272	(5)	123,750	(6)	1,928,355	(5)	1,928,355	(5)
	Equity Acceleration(2)	0	2,888,297		2,888,297		2,888,297		2,888,297
	Total	0	7,814,569		3,012,047		4,816,652		4,816,652

(1)
Includes the value of a cash payment equal to two times the sum of 2012 base salary plus the cash portion of 2012 annual bonus of which is payable to Mr. Cohen pursuant to the terms of his employment agreement.

(2)
Includes the value of acceleration of all unvested shares of restricted stock and SARs awards, based on a per share price of $3.91 per share, which was the closing price of our Class A common stock on the NASDAQ Global Market on December 31, 2013. Pursuant to their employment agreements, the executives are entitled to immediate vesting of outstanding equity awards upon an involuntary termination or a termination by reason of death or disability. In addition, pursuant to the terms of the applicable award agreements, unvested equity awards will vest in the event that a change in control occurs and, following such change in control, the executive's compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange.

(3)
Includes the value of a cash payment equal to the sum of (i) the average of the 2011 and 2012 annual bonus ($686,011 for Messrs. Lasota, Holmes and Littman), (ii) one and one-half times the average of 2011 and 2012 compensation for each of Mr. Lasota, Mr. Holmes and Mr. Littman as reported on Form W-2 (subject to a $1.5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums ($46,677 for each of Mr. Lasota and Mr. Littman and $52,730 for Mr. Holmes), (iv) a cash payment of $449,932, which is the cash value of the equity grants to be made to each of Mr. Lasota, Mr. Holmes and Mr. Littman in 2014 (determined based on a per share price of $3.91 per share, which was the closing price of our Class A common stock on the NASDAQ Global Market on December 31, 2013), and (v) the value of acceleration of unvested deferred cash compensation ($164,376 for each of Mr. Lasota, Mr. Holmes and Mr. Littman, including interest accrued through December 31, 2013), which is payable to Messrs. Lasota and Littman pursuant to the terms of their employment agreements. Had Mr. Lasota or Mr. Littman experienced a termination by reason of death or disability, each executive would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), (iv) and (v) above.

(4)
Includes the value of the same cash severance payments that would have been payable to Messrs. Lasota and Littman in connection with an involuntary termination of employment (as described above), except that the applicable multiplier for average W-2 compensation will be two and one-half times instead of one and one-half times, and the applicable limit will be $2.5 million instead of $1.5 million. Pursuant to their employment agreements, Messrs. Lasota and Littman will be entitled to receive this enhanced cash severance payment in the event of an involuntary termination of employment in connection with or following a change in control. In addition, pursuant to the terms of the applicable award agreements, each executive's unvested deferred cash compensation will vest in the event that a change in control occurs and, following such change in control, the executive's compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange.

(5)
Includes the value of a cash payment equal to the sum of (i) the average of Mr. Solomon's 2011 and 2012 annual bonus ($939,381), (ii) two and one-half times the sum of Mr. Solomon's 2012 base salary ($750,000) and the average of the cash portion of Mr. Solomon's 2011 and 2012 annual bonus (subject to a $3.25 million minimum and a $5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums, (iv) a cash payment of $612,500, which is the cash value of the equity grants to be made to Mr. Solomon in 2014 (determined based on a per share price of $3.91 per share, which was the closing price of our Class A common stock on the NASDAQ Global Market on December 31, 2013), and (v) the value of acceleration of unvested deferred cash compensation ($144,785, including interest accrued through December 31, 2013), which is payable to Mr. Solomon pursuant to the terms of his employment agreement. Had Mr. Solomon experienced a termination by reason of death or disability, he would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), (iv) and (v) above.

(6)
Includes the value of acceleration of unvested deferred cash compensation, including interest accrued through December 31, 2013. Pursuant to the terms of the applicable award agreements, unvested deferred cash compensation will vest in the event that a change in control occurs and, following such change in control, the executive's compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange.

SECURITY OWNERSHIP

Beneficial Ownership of Directors, Nominees and Executive Officers

        The following table shows how many shares of our Class A common stock were beneficially owned as of April 17, 2014, by each of our directors and named executive officers and by all of our directors and named executive officers as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares owned by them.

	Amount and Nature of Beneficial Ownership		Percent of Class
Executive Officers and Directors:
Peter A. Cohen	3,039,220		2.6%
Katherine Elizabeth Dietze	48,030	(1)	*
Steven Kotler	10,000	(2)	*
Jerome S. Markowitz	306,180	(3)	*
Jack H. Nusbaum	141,568	(4)	*
Joseph R. Wright	103,217	(5)	*
Jeffrey M. Solomon	712,408		*
Thomas W. Strauss	2,998,832		2.6%
John Holmes	197,540		*
Stephen A. Lasota	221,156		*
Owen S. Littman	224,180		*
All directors and named executive officers as a group (11 persons)	8,002,331		6.9%

*
corresponds to less than 1% of Cowen Group Class A common stock

(1)
The amount presented does not include 74,159 fully-vested RSUs that will be delivered to Ms. Dietze on the third anniversary of the grant date.

(2)
The amount presented does not include 80,902 fully-vested RSUs that will be delivered to Mr. Kotler upon his retirement from the Board.

(3)
The amount presented does not include 58,155 fully-vested RSUs that will be delivered to Mr. Markowitz upon the one-year anniversay of the grant date.

(4)
The amount presented does not include 56,279 fully-vested RSUs that will be delivered to Mr. Nusbaum upon the one-year anniversay of the grant date.

(5)
The amount presented does not include 110,627 fully-vested RSUs that will be delivered to Mr. Wright upon his retirement from the Board.

 Beneficial Owners of More than Five Percent of Our Class A common stock

        Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of April 17, 2014, the persons known by us to be beneficial owners of more than 5% of our Class A common stock were as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Ariel Investments, LLC(1) 200 East Randolph Drive Suite 2900 Chicago, IL 60601	8,831,685	7.65%
BlackRock, Inc.(2) 40 East 52nd Street New York, NY 10022	6,461,225	5.60%

(1)
This information is based on a Schedule 13G filed with the SEC on February 14, 2014 by Ariel Investments, LLC.

(2)
This information is based on a Schedule 13G filed with SEC on January 28, 2014 by BlackRock, Inc. The beneficial ownership indicated above represents the aggregate beneficial ownership of BlackRock, Inc., and its subsidiaries, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons holding 10% or more of our Class A common stock to file initial reports of ownership of our securities and reports of changes in ownership of our securities with the SEC. Based on a review of copies of such reports provided to us and on written representations from our executive officers and directors, we believe that all Section 16(a) filing and disclosure requirements applicable to our executive officers and directors for 2013 have been satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is comprised entirely of non-employee directors, none of whom has ever been an officer or employee of the Company and none of whom had any related person transaction involving the Company. None of our executive officers (1) served as a member of the board of directors or compensation committee of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (2) served as a member of the compensation committee of any other entity that had one or more of its executive officers serving as a member of our Board during 2013.

Transactions in which Related Persons have a Material Interest

Side-by-Side Investments

        To the extent permissible by applicable law, our executive officers, directors and certain eligible employees, as well as such individuals' immediate family members and other investors they refer to us, have historically been permitted to invest their own capital either directly in, or in side-by-side investments or managed accounts with, our alternative investment management funds and certain proprietary investment vehicles established by our broker-dealer segment. Side-by-side investments are investments in assets substantially similar to the investments of the applicable fund and the managed accounts are accounts that invest in the asset classes covered by our alternative investment business. Direct investment in managed accounts or side-by-side investments with, our funds by such individuals are generally made on the same terms and conditions as the investments made by other third party investors in the funds, except that such investments are subject to discounted management and performance fees.

Employment Arrangements

        Andrew Cohen, the son of Peter A. Cohen, is a Managing Director of Ramius, and earned approximately $756,274 in 2013. Kyle Solomon, the brother of Jeffrey M. Solomon, is a Managing Director of Cowen and Company and earned approximately $550,633 in 2013.

Review and Approval of Transactions with Related Persons

        To minimize actual and perceived conflicts of interests, our board of directors has adopted a written policy governing transactions in which the Company is a participant, the aggregate amount involved is reasonably expected to exceed $120,000, and any of the following persons has or may have a direct or indirect material interest in the transaction: (a) our executive officers, directors (including nominees) and certain other highly compensated employees, (b) stockholders who own more than 5% of our common stock, and (c) any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law or person (other than a tenant or employee) sharing the same household of any person described in (a) or (b) above. These transactions will be considered "related person transactions."

        Unless exempted from such policy as described below, the policy requires that related person transactions must be reported to our General Counsel or Chief Compliance Officer who will then submit the related person transaction for review by our Audit Committee. The Audit Committee will review all relevant information available to it and will approve or ratify only those related person transactions that it determines are not inconsistent with the best interests of the Company. If our General Counsel or Chief Compliance Officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review, and, in its discretion, may ratify the related person transaction at its next meeting, or at the next meeting following the date that the related person transaction comes to the attention of our General Counsel or Chief Compliance Officer. However, the General Counsel or Chief Compliance Officer may present a related person transaction that arises between Audit Committee meetings to the Chair of the Audit Committee, who will review and may approve the related person transaction, subject to the Audit Committee's ratification at its next meeting.

        It is anticipated that any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing will be reviewed annually by the Audit Committee to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, the board anticipates it will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction;

  •
  a transaction with a significant stockholder, or such stockholder's immediate family members, who has a current Schedule 13G filed with the SEC with respect to such stockholder's ownership of our securities; and

  •
  a transaction that is specifically contemplated by provisions of our charter or bylaws.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Audit Committee Report

        The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial and operational controls, and the independent audit of the consolidated financial statements. The consolidated financial statements of Cowen Group, Inc. for the year ended December 31, 2013, were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Company.

        As part of its activities, the Committee has:

  1.
  Reviewed and discussed with management and the independent registered public accounting firm the company's audited financial statements;

  2.
  Discussed with the independent registered public accounting firm the matters required to be communicated under Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended;

  3.
  Received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and

  4.
  Discussed with PricewaterhouseCoopers LLP their independence.

        Management is responsible for the Company's system of internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. Our Committee's responsibility is to monitor and oversee these processes.

        Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the consolidated financial statements, we have recommended to the Board of Directors of Cowen Group, Inc. the inclusion of the audited consolidated financial statements in Cowen Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Audit Committee of the Board of Directors of Cowen Group, Inc.
Katherine Elizabeth Dietze, Chairperson
Steven Kotler
Joseph R. Wright

 Independent Registered Public Accounting Firm Fees and Other Matters

        The following table presents the aggregate fees billed for services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2013 and December 31, 2012.

	2013	2012
Audit Fees(1)	$4,316,305	$4,775,682
Audit-Related Fees(2)	116,520	132,537
Tax Fees(3)	316,000	513,765

Total	$4,748,825	$5,421,984

(1)
Audit fees for the year ended December 31, 2013, consisted of fees billed for the integrated audit of our financial statements, statutory audits of certain consolidating entities and subsidiaries, including audits of acquisitions by the Company during the year, and quarterly reviews of our financial statements.

(2)
Audit-Related Fees consisted of fees for services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under "Audit Fees." Audit related fees consisted primarily of fees billed for accounting advisory services and due diligence services.

(3)
Tax fees consisted of fees for tax compliance and tax advisory services related to the Company and certain consolidating entities and subsidiaries.

Auditor Services Pre-Approval Policy

        The Audit Committee has adopted an Audit Committee Policy Regarding Outside Auditor Services which includes a pre-approval policy that applies to services performed for the Company by our independent registered public accounting firm. In accordance with this policy, we may not engage our independent registered public accounting firm to render any audit or non-audit service unless the service was approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval policies and procedures described below. However, no pre-approval is required with respect to services (other than audit, review or attest services) if (i) the aggregate amount of all such services is no more than 5% of the total amount paid by us to the independent registered public accounting firm during the fiscal year in which the services are provided, (ii) such services were not recognized at the time of engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and approved by either the Audit Committee or the Chairperson of the Audit Committee prior to completion of the audit. During the 2013 fiscal year, no fees were approved by the Audit Committee pursuant to this exemption.

        The pre-approval policy delegates to the Chairperson of the Audit Committee the authority to pre-approve any audit or non-audit services, provided that any approval by the Chairperson is reported to the Audit Committee at the Audit Committee's next regularly scheduled meeting. The Audit Committee may also pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the next 12 months and at each regularly scheduled meeting of the Audit Committee, management or the independent registered public accounting firm must report to the Audit Committee each service actually provided to the Company pursuant to the pre-approval.

        Our Audit Committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the registered public accounting firm's independence.

ITEM 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2014. While it is not required to do so, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so. PricewaterhouseCoopers LLP served as our independent registered public accounting firm for the year ended December 31, 2013.

        The Board of Directors recommends that you vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. and our subsidiaries for the year ending December 31, 2014. The affirmative vote of the holders of a majority of our outstanding shares of Class A common stock voting on the proposal is required to ratify this selection. Proxies will be voted FOR ratification of this selection unless otherwise specified.

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers at least once every three years. At the 2011 annual meeting, our stockholders followed the Board of Director's recommendation to hold an advisory vote on executive compensation once every three years. Our last vote was held in 2011. Accordingly, the Company is seeking your vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Please note that your vote is advisory and therefore will not be binding on the Board of Directors, the Compensation Committee or the Company. However, we intend to take the voting results into consideration when making future decisions regarding executive compensation.

        As discussed in the Company's "Compensation Discussion and Analysis," we seek to closely align the interests of executive officers with those of the Company's stockholders. In addition, a substantial portion of the total compensation for each named executive officer is delivered on a pay-for-performance basis and is determined in light of general economic and specific company, industry and competitive conditions. As such, we believe our compensation program provides the right balance of competitive pay and meaningful incentives to align our executives' interests with the interests of our stockholders and enable us to retain talented executives to support our business objectives. Therefore, the Board of Directors unanimously supports the Company's executive compensation program and recommends that stockholders vote in favor of the following resolution:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure, is hereby APPROVED."

        The Board unanimously recommends a vote "FOR" the approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table summarizes, as of December 31, 2013, the number of shares of our common stock to be issued upon exercise of outstanding options granted under our 2010, 2007 and 2006 Equity and Incentive Plans, the weighted-average exercise price of such options, and the number of shares remaining available for future issuance under the plans for all awards as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Shares in First Column)
Equity compensation plans approved by security holders	300,006	$7.19	654,852
Equity compensation plans not approved by security holders	None	N/A	None

(1)
This number is based on the 31,160,870 shares authorized for issuance under the Company's Equity and Incentive Plans as of December 31, 2013. In addition to the 300,006 shares to be issued upon the exercise of outstanding options to purchase our common stock, 13,551,544 shares of restricted stock, common stock and RSUs were issued under the plans and were outstanding as of December 31, 2013. All of the 654,852 shares available for future issuance under the plan as of December 31, 2013, may be granted in the form of restricted stock, RSUs, options or another equity-based award authorized under the plans. On January 1, 2014, 8.626 million were added to the shares available under the 2010 Equity and Incentive Plan to bring the total equal to 7.5% of the Company's outstanding shares of stock. As of April 17, 2014, we had 1,549,037 shares remaining under the equity plans, which exclude shares reserved for issuance based on certain performance criteria in existing agreements.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

        In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2015 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before January 2, 2015. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year's annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.

        The proposal should be addressed to Cowen Group, Inc., Attention: Corporate Secretary, 599 Lexington Avenue, New York, New York, 10022. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

        In accordance with our bylaws, a stockholder who wishes to present a proposal for consideration at the 2015 annual meeting must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in New York, New York, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's annual meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than February 3, 2015, and no later than March 5, 2015. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year's annual meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the 2014 annual meeting was mailed or public disclosure of the date of the 2014 annual meeting was made, whichever occurs first. The notice should include (i) a brief description of the business desired to be brought before the 2014 annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder, (iii) the class or series and number of shares of capital stock of the Company beneficially owned or owned of record by the stockholder, (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal and any material interest of the stockholder in such business and (v) a representation that the stockholder intends to appear in person or by proxy at the 2015 annual meeting to bring such business before the meeting.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

        Our 2013 Annual Report to Stockholders, including financial statements for the year ended December 31, 2013, accompanies this proxy statement. Stockholders may obtain an additional copy of our Annual Report and/or a copy of our Form 10-K filed with the SEC for the year ended December 31, 2013, without charge by viewing these documents on our website at www.cowen.com or by writing to Cowen Group, Inc., Attention: Investor Relations, 599 Lexington Avenue, New York, New York, 10022.

 HOUSEHOLDING

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding," aims to provide extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders.

        If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact your broker. Any householded stockholder may request a copy of the proxy statement and/or annual report by contacting us in writing or by telephone at Cowen Group, Inc., Attention: General Counsel, 599 Lexington Avenue, New York, New York, 10022, (212) 201-4841. Promptly upon written or oral request, we will deliver a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.

OTHER MATTERS

        We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Cowen Group, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01UB2B 1 U P + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2 and 3. X Cowen Group, Inc. B Non-Voting Items For Against Abstain 2. Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014. 01 - Peter A. Cohen 04 - Jerome S. Markowitz 07 - Thomas W. Strauss 02 - Katherine Elizabeth Dietze 05 - Jack H. Nusbaum 03 - Steven Kotler 06 - Jeffrey M. Solomon 1. Elect eight members to the Board of Directors, each for a one-year term. For Withhold For Withhold 08 - Joseph R. Wright For Withhold Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 3. An advisory vote to approve the compensation of the named executive officers. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MMMMMMM 1 9 8 4 3 7 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 1234 5678 9012 345 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m., EDT, on June 3, 2014. Vote by Internet • Go to www.investorvote.com/COWN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 3, 2014 Peter A. Cohen and Owen S. Littman, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cowen Group, Inc. to be held on June 3, 2014 or at any postponement or adjournment thereof. (Items to be voted appear on reverse side.) Proxy — Cowen Group, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q